--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information provided pursuant to this Item 2.02 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of PRG-Schultz International, Inc. ("PRG-Schultz") that provide for the incorporation of all reports and documents filed by PRG-Schultz under the Exchange Act.

On July 28, 2005, PRG-Schultz issued a press release announcing its results for the quarter ended June 30, 2005. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Release dated July 28, 2005, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of PRG-Schultz have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by PRG-Schultz are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward looking statements. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG-Schultz's Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission. PRG-Schultz disclaims any obligation or duty to update or modify these forward-looking statements.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         N/A

     (b) Pro Forma Financial Information.

         N/A

     (c) Exhibits.

         Exhibit Number             Description
         --------------             -----------
              99.1*                 Press Release dated July 28, 2005


         -----------------
         * This exhibit is filed, not furnished.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.



Date:  July 28, 2005                    By:   /s/ Clinton McKellar
                                             -----------------------------------
                                             Clinton McKellar, Jr.
                                             General Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit Number             Description
--------------             -----------
99.1*                      Press Release dated July 28, 2005



-----------------
* This exhibit is filed, not furnished.